Exhibit 19


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                                                 Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01

         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------

         Beginning Principal Receivables                             $6,544,674,900.52                 $5,000,000,000.00
           Current Floating Allocation Pct.                               56.68998873%                      43.31001127%

         Total Adj. Principal Collections                            $4,453,812,832.83                 $3,402,623,255.50
         Principal Reduction - Removed Accts                                     $0.00

         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $4,724,757,088.70                 $5,000,000,000.00
           New Floating Allocation Pct.                                   48.58483400%                      51.41516600%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------

           Total Interest Collections                                   $42,230,079.56                    $32,262,929.80


         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the PSA and uncured for 45 days                                X

         2. Breach of any rep. or warranty made in the PSA, TSA, Indent. or Supp. and uncured for 60                 X

         3. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         4. FCARC is an investment company within the meaning of the ICA of 1940                                     X

         5. Failure of FCARC to convey Receivables pursuant to the PSA                                               X

         6. Available Subordinated Amount has been reduced to less than the Required Subordinated                    X
         Amount
         7. Servicer default or an event of default with respect to the outstanding notes has occured                X

         8. Average monthly payment rate for past three periods is less than 21%                                     X

         9. Excess funding acct. bal. exeeds 30% of outstanding series adj. inv. amts. for three                     X
         periods
         10. Interest rate swap is terminated in accordance with its terms or rating is downgraded                   X

         11. Outstanding principal amount of the certificates is not repaid by the expected payment                  X
         date


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                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Principal Receivables                                                              $11,544,674,900.52
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $7,856,436,088.33
           Payment Rate                                                                                           68.05%
           Principal Collections                                                                       $6,951,901,120.58
           Principal Collection Adjustments                                                              $878,047,922.14
           Principal Collections for Status Dealer Acounts                                                $26,487,045.61
         Principal Reduction - Removed Accts                                                                       $0.00

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $6,036,518,276.51

         Ending Principal Receivables                                                                  $9,724,757,088.70
           New Floating Allocation Percentage                                                                    100.00%


         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $74,493,009.36
           Interest Collections                                                                           $74,217,797.35
           Interest Collections for Status Dealer Accounts                                                   $275,212.01
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             7.74%

         Used Vehicles Principal Receivables Balance                                                     $362,302,926.26
           Used Vehicles Principal Receivables Percentage                                                          3.73%



          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------

          Beginning Balance                                                                                $37,901,233.81
            Principal Collections                                                                          $26,487,045.61
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                              $275,212.01
          Ending Balance                                                                                   $11,414,188.20

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

          Incremental Subordinated Amount                                                                  $20,989,467.08
            Dealer Overconcentration Amount                                                                $20,965,211.51
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $24,255.57
          Available Subordinated Amount                                                                   $325,989,467.08
          Required Subordinated Amount                                                                    $325,989,467.08

          Required Participation 4.00%                                                                    $200,000,000.00
          Required Participation and Subordinated Amount                                                  $525,989,467.08

          Current Participation Amount                                                                  $4,724,757,088.70
            Current Participation Percentage                                                                      898.26%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $4,496,042,912.39
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $4,496,042,912.39
          AutoNation Receivables as a % of Total Pool Balance                                                       3.76%

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           25.98601000%
         Total Adjusted Principal Collections                                                          $2,041,574,267.56
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $19,357,760.86


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $19,357,760.86
           Investment and Net Swap Proceeds Class A                                                          $225,098.75
           Investment and Net Swap Proceeds Class B                                                           $29,605.00
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $30,112,464.61

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              2.6150%
           Certificate Rate Class B                                                                              2.8850%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $6,540,369.24
         Current Interest Due Class B                                                                        $237,251.18
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $6,540,369.24
         Current Interest Paid Class B                                                                       $237,251.18
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                   $10,334,844.19


         Subordination and                                                                                       2001 - 1
         ------------------                                                                                      --------
         Participation
         -------------

         Incremental Subordinated Amount                                                                    $12,593,680.25
         Available Subordinated Amount                                                                     $195,593,680.25
         Required Subordinated Amount                                                                      $195,593,680.25

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $315,593,680.25

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $6,777,620.42
         Interest Payment Amount Paid                                                                        $6,777,620.42
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
         denomination certificate)                                                                                --------


         Total Amount Distributed                                                                                    $2.33
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $2.33

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           17.32400000%
         Total Adjusted Principal Collections                                                          $1,361,048,987.94
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $12,905,168.94


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $12,905,168.94
           Investment and Net Swap Proceeds Class A                                                          $233,436.54
           Investment and Net Swap Proceeds Class B                                                           $22,475.52
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $20,161,081.00

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              2.6650%
           Certificate Rate Class B                                                                              2.9350%
           Days in Interest Period                                                                                   31
         Current Interest Due Class A                                                                      $4,443,631.36
         Current Interest Due Class B                                                                        $160,891.81
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $4,443,631.36
         Current Interest Paid Class B                                                                       $160,891.81
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $6,889,891.16


         Subordination and                                                                                       2001 - 2
         ------------------                                                                                      --------
         Participation
         -------------

         Incremental Subordinated Amount                                                                     $8,395,786.83
         Available Subordinated Amount                                                                     $130,395,786.83
         Required Subordinated Amount                                                                      $130,395,786.83

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $210,395,786.83

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              10/31/01
         Distribution Date                                                                                      11/15/01


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $4,604,523.17
         Interest Payment Amount Paid                                                                        $4,604,523.17
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 2
          denomination certificate)                                                                               --------

         Total Amount Distributed                                                                                    $2.38
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $2.38



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